                                                               EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the inclusion in this registration statement on Form S-1 (File No. 333-48819, Amendment No. 4) of our report dated February 8, 1997, on our audits of the consolidated financial statements of Benchmark Communications Radio Limited Partnership. We also consent to the reference to our firm under the caption "Experts".


                                            COOPERS & LYBRAND L.L.P.

Dallas, Texas
May 20, 1998